EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2017
EARNINGS PER SHARE [Abstract]
EARNINGS PER SHARE
7.	EARNINGS PER SHARE

Basic earnings per share (“EPS”) is calculated by dividing net (loss) income by the weighted average number of common shares outstanding for the period. Diluted EPS are calculated by dividing net income by the weighted average number of common shares and dilutive common share equivalents outstanding during the period. For the years ended December 31, 2017, 2016 and 2015, the Company had a net loss, thus any effect of common stock equivalents outstanding would be antidilutive.

All figures in USD	2017	2016	2015
Numerator
Net Loss	(29,326,000)	(32,151,000)	(10,844,000)
Denominator
Basic - Weighted Average Common Shares Outstanding	54,995,614	20,939,260	23,203,142
Dilutive effect of Warrants issued	-	-	-
Dilutive - Weighted Average Common Shares Outstanding	54,995,614	20,939,260	23,203,142
Loss per Common Share
Basic	(0.53)	(1.54)	(0.47)
Dilutive	(0.53)	(1.54)	(0.47)